March 6, 2018
POWER OF ATTORNEY
KNOW ALL BY THESE PRESENTS,
that the undersigned hereby
constitutes and appoints each
of Brian E Curci and Christine
A Zoino to i execute for and on
behalf of the undersigned, in
the undersigned's capacity as
an officer and or director and
or owner of greater than 10 percent
of the outstanding Common Stock of
NRG Energy Inc., a Delaware corporation
(the Company), Forms 3,4,and 5 in
accordance with Section 16a of the
Securities and Exchange Act of 1934
and the rules thereunder; ii do and
perform any and all acts for and
on behalf of the undersigned which
may be necessary or desirable to
complete and execute any such Forms
3,4, or 5 and timely file such
form with the United States Securities
and Exchange Commission and any
stock exchange or similar authority,
including the New York Stock Exchange;
and iii take any othher action of
any type whatsoever in connection
with the foregoing which, in the
opinion of such attorney in fact,
may be of the benefit to, in the
best interest of, or legally required
by the undersigned, it being understood
that the documents executed by such
attorney in fact on behalf of the
undersigned pursuant to this Power of
Attorney shall be in such form and shall contain such terms and conditions as such attorney in fact may approve in such attorney in fact's discretion.
The undersigned hereby grants to such
attorney in fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney in fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. Each of the undersigned acknowledges that the foregoing attorneys in fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.
This Power of Attorney shall remain in
full force and effect until the undersigned is no longer required to file Forms 3,4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by each of the undersigned in a signed writing delivered to the foregoing attorneys in fact.

Print Name: Matthew Carter, Jr.
Signature: s Matthew Carter, Jr.